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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):               March 5, 2003
                                                             -------------------


                    SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               Delaware                     000-11521            23-1701520
---------------------------------      -----------------     -------------------
    (State or Other Jurisdiction          (Commission         (I.R.S. Employer
         of Incorporation)                File Number)       Identification No.)


4 Country View Road, Malvern, Pennsylvania                          19355
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code               (610) 647-5930
                                                                 ---------------


Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

                  On March 5, 2003 (the "Closing Date"), Systems & Computer Technology Corporation, a Delaware corporation (the "Company"), and certain of its subsidiaries sold (the "Sale") their Energy and Utilities Solutions business (the "Business") pursuant to a Purchase Agreement (the "Purchase Agreement") dated February 12, 2003 by and among the Company, SCT Financial Corporation, a Delaware corporation ("SCT Financial"), SCT Property, Inc., a Delaware corporation ("SCT Property"), SCT Software & Resource Management Corporation, a Delaware corporation ("SCT SRM"), SCT Utility Systems, Inc., a Delaware corporation ("Utility"), SCT Technologies (Canada) Inc., a corporation organized under the laws of Toronto, Ontario, Canada ("SCT Canada"), SCT International Limited, a corporation organized under the laws of England and Wales ("SCT International") and Systems & Computer Technology International B.V., a corporation organized under the laws of the Netherlands ("SCT BV" and with the Company, SCT Property, SCT SRM, SCT Canada and SCT International, the "SCT Sellers") and Indus International, Inc., a Delaware corporation (the "Purchaser"), as amended by that certain Amendment No. 1 to Purchase Agreement (the "Amendment") dated March 5, 2003. Pursuant to the Purchase Agreement and the Amendment, (i) each of the SCT Sellers sold certain assets related to the Business to the Purchaser, (ii) SCT Financial sold all of the issued and outstanding capital stock of Utility to the Purchaser, and (iii) the Purchaser assumed certain liabilities with respect to the Business, in consideration for
(a) the payment by the Purchaser to the Company of an aggregate amount equal to $29,035,000 in cash, subject to an adjustment based on a working capital target of the Business as of the Closing Date of $3,637,000 (the net proceeds received by the Company on the Closing Date was $27,774,000 based on an estimated working capital of the Business on the Closing Date, which amount is subject to further adjustment when the actual working capital of the Business on the Closing Date is determined) and (b) the delivery of a promissory note made by the Purchaser in favor of the Company in an amount equal to $10,000,000, which note is secured by a guaranty by Utility and a mortgage on real property owned by Utility that was transferred as a result of the Sale. The aggregate amount of consideration was determined by arms-length negotiations between the Company and the Purchaser. There was no material relationship between the Company and the Purchaser or any of their respective affiliates prior to the Sale.






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                  Pursuant to the Purchase Agreement, the SCT Sellers and SCT
Financial have agreed (i) not to engage, for a period of five (5) years following the consummation of the Sale, in any business which competes with the Business, and (ii) subject to certain exceptions, for a period of two (2) years, not to induce or attempt to recruit or induce any employee of Utility or the Purchaser (or any of its subsidiaries) to leave the employ of Utility or the Purchaser (or any of its subsidiaries) or violate any agreement with Utility or the Purchaser (or any of its subsidiaries). In connection with the Sale, the Company agreed to provide the Purchaser with certain transition services and granted Utility a license to enable Utility to continue to use certain intellectual property used in the Business prior to the Sale.

                  The Purchase Agreement and the Amendment are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The brief summary of certain of the material provisions of such agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the agreements filed as exhibits hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(a) Financial Statements of Business Acquired.

                  Not Applicable.

(b) Pro Forma Financial Information.

                  On the Closing Date, the Company and certain of its subsidiaries sold the Business pursuant to the Purchase Agreement, as amended by the Amendment. Pursuant to the Purchase Agreement and the Amendment, (i) each of the SCT Sellers sold certain assets related to the Business to the Purchaser,
(ii) SCT Financial sold all of the issued and outstanding capital stock of Utility to the Purchaser, and (iii) the Purchaser assumed certain liabilities with respect to the Business, in consideration for (a) the payment by the Purchaser to the Company of an aggregate amount equal to $29,035,000 in cash, subject to an adjustment based on a working capital target of the Business as of the Closing Date of $3,637,000 (the net proceeds received by the Company on the Closing Date was $27,774,000 based on an estimated working capital of the Business on the Closing Date, which amount is subject to further adjustment when the actual working capital of the Business on the Closing Date is determined) and (b) the delivery of a promissory note made by the Purchaser in favor of the Company in an amount equal to $10,000,000, which note is secured by a guaranty by Utility and a mortgage on real property owned by Utility that was transferred as a result of the Sale.






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                  A pro forma statement of operations of the Company for the twelve-month period ending September 30, 2002 has not been presented in this Current Report on Form 8-K as the pro forma effects of the Sale were fully reflected in the Company's statement of operations included as part of the Company's Annual Report on Form 10-K for the period ending September 30, 2002 because the Business was presented as a discontinued operation. A pro forma statement of operations for the three-month period ending December 31, 2002 and a pro forma balance sheet as of December 31, 2002 have not been presented in this Current Report on Form 8-K as the pro forma effects of the Sale were fully reflected in the Company's statement of operations and balance sheet included as part of the Company's Quarterly Report on Form 10-Q for the quarter ending December 31, 2002 because the Business was presented as a discontinued operation.



(c) Exhibits.

         Exhibit
         Number            Description
         ----------        -----------------------------------------------------

         2.1 Purchase Agreement dated February 12, 2003 by and among Systems & Computer Technology Corporation, a Delaware corporation, SCT Financial Corporation, a Delaware corporation, SCT Property, Inc., a Delaware corporation, SCT Software & Resource Management Corporation, a Delaware corporation, SCT Utility Systems, Inc., a Delaware corporation, SCT Technologies (Canada) Inc., a corporation organized under the laws of Toronto, Ontario, Canada, SCT International Limited, a corporation organized under the laws of England and Wales, Systems & Computer Technology International B.V., a corporation organized under the laws of the Netherlands and Indus International, Inc., a Delaware corporation.

         2.2 Amendment No. 1 to Purchase Agreement dated March 5, 2003 by and among Systems & Computer Technology Corporation, a Delaware corporation, SCT Financial Corporation, a Delaware corporation, SCT Property, Inc., a Delaware corporation, SCT Software & Resource Management Corporation, a Delaware corporation, SCT Utility Systems, Inc., a Delaware corporation, SCT Technologies (Canada) Inc., a corporation organized under the laws of Toronto, Ontario, Canada, SCT International Limited, a corporation organized under the laws of England and Wales, Systems & Computer Technology International B.V., a corporation organized under the laws of the Netherlands and Indus International, Inc., a Delaware corporation.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: March 12, 2003               Systems & Computer Technology Corporation


                               By: /s/ Eric Haskell
                                   ---------------------------------------------
                                   Eric Haskell
                                   Executive Vice President, Finance &
                                   Administration, Treasurer and Chief Financial Officer




















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                                  Exhibit Index

         Exhibit
         Number*           Description
         ----------        -----------------------------------------------------

         2.1 Purchase Agreement dated February 12, 2003 by and among Systems & Computer Technology Corporation, a Delaware corporation, SCT Financial Corporation, a Delaware corporation, SCT Property, Inc., a Delaware corporation, SCT Software & Resource Management Corporation, a Delaware corporation, SCT Utility Systems, Inc., a Delaware corporation, SCT Technologies (Canada) Inc., a corporation organized under the laws of Toronto, Ontario, Canada, SCT International Limited, a corporation organized under the laws of England and Wales, Systems & Computer Technology International B.V., a corporation organized under the laws of the Netherlands and Indus International, Inc., a Delaware corporation.

         2.2 Amendment No. 1 to Purchase Agreement dated March 5, 2003 by and among Systems & Computer Technology Corporation, a Delaware corporation, SCT Financial Corporation, a Delaware corporation, SCT Property, Inc., a Delaware corporation, SCT Software & Resource Management Corporation, a Delaware corporation, SCT Utility Systems, Inc., a Delaware corporation, SCT Technologies (Canada) Inc., a corporation organized under the laws of Toronto, Ontario, Canada, SCT International Limited, a corporation organized under the laws of England and Wales, Systems & Computer Technology International B.V., a corporation organized under the laws of the Netherlands and Indus International, Inc., a Delaware corporation.

         * The exhibits and schedules to Exhibits 2.1 and 2.2 are not filed herewith pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.